Exhibit 99.1

News

For Immediate Release

Media Contact:	Investor Contact:
Beth Halloran	Catherine Graham
Sr. Dir., Corporate Communications	EVP & Chief Financial Officer
703.653.2248	703.653.3155
bhalloran@orcc.com	cgraham@orcc.com

ONLINE RESOURCES POSTS THIRD QUARTER 2011 RESULTS

Transactions Drive Revenue and Earnings Above Company Expectations

CHANTILLY, VA., NOVEMBER 8, 2011 – Online Resources Corporation (NASDAQ: ORCC), a leading provider of online financial services, today reported financial and operating results for the three months ended September 30, 2011.

•	Revenue was $38.4 million, compared to $36.8 million in the third quarter of 2010.

•	Net loss available to common stockholders was $1.7 million, or $0.05 per share, compared to a loss of $0.7 million, or $0.02 per share, in the third quarter of 2010.

•	Ebitda, a non-GAAP measure, was a $5.7 million, compared to $7.4 million in the same quarter of 2010.

•	Adjusted Ebitda, a non-GAAP measure that adjusts Ebitda for equity compensation expense and other expenses, was $7.1 million, compared to $8.0 million in the prior year period.

•	Core net income, a non-GAAP measure, was $0.7 million, or $0.02 per diluted share, compared to $1.2 million, or $0.04 per diluted share, in the same quarter of 2010.

“We again exceeded our revenue and earnings expectations in the third quarter, primarily due to higher than anticipated same-store payment transaction growth in our eCommerce business,” said Joseph L. Cowan, president and chief executive officer of Online Resources. “eCommerce revenue growth of over 20 percent year-over-year continues to outpace the run-off in our Banking bill payment only business.”

“Looking ahead, our fourth quarter guidance reflects a benefit from the October 1st implementation of the Durbin Amendment reducing debit interchange rates. While we expect that this benefit will continue at declining rates into 2012, we cannot predict the amount or duration of any ongoing benefit until the impact of the legislation on the card acceptance market plays out further. In 2012, we intend to use some of this benefit to invest in technology and the ramp-up of our India operation as we continue to transform our Technology organization,” said Cowan.

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Outlook for Fourth Quarter 2011

Online Resources provided the following guidance for the fourth quarter of 2011. These statements are forward-looking, and actual results may differ materially.

•	Revenue for the quarter is expected to be between $36.7 and $38.7 million.

•	Ebitda[1,2] for the quarter is expected to be between $5.3 and $6.8 million

•	Adjusted Ebitda[1,2],5 for the quarter is expected to be between $7.1 and $8.4 million.

•	Core net income[1,3,4,5],6 is expected to be between $0.03 and $0.05 per share.

(1)	The Company uses non-GAAP (Generally Accepted Accounting Principles) financial measures, including Ebitda, adjusted Ebitda and core net income, to evaluate performance and establish goals. It believes that these measures are valuable to investors in assessing the Company’s operating results when viewed in conjunction with GAAP results.
(2)	Ebitda is defined as net income before interest, taxes, depreciation and amortization expense. We expanded our definition of Adjusted Ebitda in the first quarter of 2011. Adjusted Ebitda is now defined as net income before interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention, advisory and ORCC India start up costs) and other expense. Some or all of these items may not be applicable in any given reporting period.
(3)	Core net income is defined as net income available to common stockholders before, on a pre-tax basis unless otherwise noted, the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark-to-market investments, preferred stock accretion related to the redemption premium, reserve for potential legal liability, net of tax, strategic process costs, net of tax, transition costs (including severance, retention, advisory and ORCC India start up costs), net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.
(4)	Excludes estimates for amortization of acquisition-related intangible assets of $1.1 million, equity compensation expense of $0.7 million and preferred stock accretion related to the redemption premium of $0.4 million.
(5)	Adjusted Ebitda and core net income exclude $1.0 million in transition costs. These costs are tax-effected in the calculation of core net loss.
(6)	Core net income per share calculated using estimated shares outstanding of 32.6 million.

Conference Call and Web Cast

Management will host a conference call to discuss results at 5:00 p.m. ET today. The conference call dial-in number is (877) 303-6496 for domestic participants and (707) 287-9318 for international participants. Alternatively, a live web cast of the call will be available through the “Investors” section of Online Resources’ web site at www.orcc.com. The call and web cast will be recorded and available for playback from 8:00 p.m. ET on November 8th until midnight on Tuesday, November 15th. For the conference call playback, dial (855) 859-2056 for domestic participants and (404) 537-3406 for international participants and enter code 22394216. For web cast replay, go to the “Investors” section of www.orcc.com.

About Online Resources

Online Resources (NASDAQ: ORCC) powers financial interactions between millions of consumers and the Company’s financial institution and biller clients. Backed by its proprietary real-time payments gateway that links banks directly with billers, the Company provides web and phone-based financial services, electronic payments and marketing services to drive consumer adoption. Founded in 1989, Online Resources is the largest financial technology provider dedicated to the online channel. For more information, visit www.orcc.com.

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This press release provided by Online Resources Corporation (as well as other written and oral statements made by the company from time to time) contains forward-looking statements which are based on our management’s current expectations and beliefs, and on a number of assumptions concerning future events which have been made with only information that is currently available. The words “will,” “would,” “could,” “may,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “designed,” “plan,” and similar expressions are intended to identify forward-looking statements. Readers are strongly cautioned not to place undue reliance on such forward-looking statements, which are not a guarantee of any results or performance and are subject to a number of known and unknown risks, uncertainties and other factors (including those which are outside of Online Resources’ control) which could cause actual performance or results to differ materially and adversely from any results or performance expressed or implied by such forward-looking statements. Certain factors that might cause such a difference include, but are not limited to: our history of losses and anticipation of future losses; potential fluctuations in our operating results; our dependence on the marketing efforts and technology of third parties; the potential loss of one or more material clients; our potential need for additional capital; our potential inability to prevent systems failures and security breaches; our potential inability to expand our services and related products in the event of a substantial increase in demand for such services and products; competition in our markets; our ability to attract and retain skilled personnel; our reliance on patents and other intellectual property; potential change in the rate of user adoption of the products and services we offer; our exposure to continued consolidation in the financial services industry; and government regulations affecting our business and client base. For a more detailed description of the factors that could cause such a difference in our results, please refer to Online Resources’ filings with the Securities and Exchange Commission, including (but not limited to) our Annual Report on Form 10-K filed with the SEC on March 15, 2011 and the information under the heading “Risk Factors” contained in our Quarterly Report on Form 10-Q filed with the SEC on November 8, 2011. Online Resources Corporation assumes no obligation to update or supplement any such forward-looking statements.

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Online Resources Corporation

Quarterly Operating Data

(In millions, Unaudited)

	4Q09	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11
BANKING SERVICES
Payment Services - Full Service
Revenue	$8.8	$8.8	$8.6	$8.4	$8.2	$8.4	$8.1	$7.8
Bill Payment Transactions	10.6	10.9	10.9	10.8	11.1	11.6	11.3	11.3

Payment Services - Remittance
Revenue	$7.9	$7.6	$7.1	$6.8	$6.5	$5.9	$5.6	$5.5
Bill Payment Transactions - LCR	0.3	0.3	5.5	6.6	6.3	6.6	6.7	6.0
Bill Payment Transactions - Non LCR	26.9	24.7	20.2	20.5	20.5	19.8	19.3	19.4

Other Revenue	$7.7	$7.0	$6.5	$7.0	$7.7	$6.8	$7.2	$6.9

eCOMMERCE SERVICES
Payment Services - User Paid
Revenue	$4.1	$4.8	$4.1	$3.9	$3.9	$4.7	$4.5	$4.7
Bill Payment Transactions	1.2	1.4	1.3	1.4	1.4	1.6	1.6	1.7

Payment Services - Biller Paid
Revenue	$7.3	$8.6	$8.4	$8.5	$8.8	$10.8	$10.0	$10.1
Bill Payment Transactions	14.2	15.4	15.9	16.6	17.9	20.5	19.6	20.5

Other Revenue	$2.4	$1.9	$1.7	$2.0	$2.6	$2.7	$3.1	$3.4

Online Resources Corporation

Consolidated Statements of Operations

(In thousands, except per share data)

	$(11,192)	$(11,192)	$(11,192)	$(11,192)
	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Revenues:
Account presentation services	$2,918	$2,237	$8,378	$6,676
Payment services	28,082	27,699	85,948	85,576
Relationship management services	1,664	2,358	5,195	6,498
Professional services and other	5,747	4,501	16,497	12,986

Total revenues	38,411	36,795	116,018	111,736

Expenses:
Cost of revenues	21,194	19,394	63,960	58,406

Gross profit	17,217	17,401	52,058	53,330

General and administrative	7,966	7,399	27,127	23,427
Reserve for potential legal liability	—	—	7,700	—
Selling and marketing	4,760	4,900	15,165	14,657
Systems and development	2,605	2,277	7,951	7,403

Total expenses	15,331	14,576	57,943	45,487

Income (loss) from operations	1,886	2,825	(5,885)	7,843

Other income (expense)
Interest income	21	18	77	39
Interest (expense) income	(308)	286	(376)	450
Other income (expense)	(2)	—	(2)	(99)

Total other income (expense)	(289)	304	(301)	390

Income (loss) before tax provision (benefit)	1,597	3,129	(6,186)	8,233
Income tax provision (benefit)	771	1,427	(2,383)	3,282

Net income (loss)	826	1,702	(3,803)	4,951
Preferred stock accretion	2,501	2,413	7,389	7,124

Net loss available to common stockholders	$(1,675)	$(711)	$(11,192)	$(2,173)

Net loss available to common stockholders per share:
Basic	$(0.05)	$(0.02)	$(0.35)	$(0.07)
Diluted	$(0.05)	$(0.02)	$(0.35)	$(0.07)

Shares used in calculation of net loss available to common stockholders per share:
Basic	32,032	31,148	31,815	30,850
Diluted	32,032	31,148	31,815	30,850

Online Resources Corporation

Condensed Consolidated Balance Sheets

(In thousands)

	SEPTEMBER 30,	DECEMBER 31,
	2011	2010
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$25,092	$29,127
Accounts receivable, net	18,182	20,410
Deferred tax asset, current portion	3,893	3,893
Prepaid expenses and other current assets	5,770	5,039

Total current assets	52,937	58,469

Property and equipment, net	22,279	25,145

Deferred tax asset, less current portion	25,115	22,536
Goodwill	181,516	181,516
Intangible assets	10,390	14,157
Deferred implementation costs, less current portion, and other assets	10,093	8,762

Total assets	$302,330	$310,585

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:

Accounts payable	$1,016	$2,410

Accrued expenses	15,444	6,293
Notes payable, senior secured debt, current portion	10,750	27,188
Deferred revenues, current portion, and other current liabilities	9,202	8,232

Total current liabilities	36,412	44,123

Notes payable, senior secured debt, less current portion	11,500	9,563
Deferred revenues, less current portion, and other long-term liabilities	5,757	6,956

Total liabilities	53,669	60,642

Redeemable convertible preferred stock	117,571	110,182

Stockholders’ equity	131,090	139,761

Total liabilities and stockholders’ equity	$302,330	$310,585

Online Resources Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

	NINE MONTHS ENDED
	SEPTEMBER 30,
	2011	2010
	(Unaudited)

Operating activities
Net (loss) income	$(3,803)	$4,951
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Deferred tax (benefit) expense	(2,579)	3,899
Depreciation and amortization	12,274	13,983
Equity compensation expense	1,785	2,095
Write off and amortization of debt issuance costs	187	250
Loss on disposal of assets	5	—
Provision for losses on accounts receivable	73	169
Change in fair value of theoretical swap derivative	(555)	(1,676)
Reserve for potential legal liability	7,700	—
Changes in certain other assets and liabilities	1,108	(1,501)

Net cash provided by operating activities	16,195	22,170
Investing activities
Purchases of property and equipment	(5,630)	(10,793)

Net cash used in investing activities	(5,630)	(10,793)
Financing activities
Net proceeds from issuance of common stock	750	777
Debt issuance costs	(815)	—
Repayment of 2007 notes	(14,500)	(8,000)
Repayment of capital lease obligations	—	(19)

Net cash used in financing activities	(14,565)	(7,242)

Net (decrease) increase in cash and cash equivalents	(4,000)	4,135
Currency translation adjustments	(35)	—
Cash and cash equivalents at beginning of year	29,127	22,907

Cash and cash equivalents at end of period	$25,092	$27,042

Online Resources Corporation

Reconciliation of Non-GAAP Measures

(In thousands, except per share data)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Reconciliation of ebitda (See Note 1):
Net income (loss)	$826	$1,702	$(3,803)	$4,951
Depreciation and amortization (incl. loss on disposal of assets)	3,819	4,620	12,279	13,983
Interest expense, net	287	(304)	299	(489)
Income tax provision (benefit)	771	1,427	(2,383)	3,282

Ebitda (See Note 1)	$5,703	$7,445	$6,392	$21,727

Reconciliation of adjusted ebitda (See Note 2):
Net income (loss)	$826	$1,702	$(3,803)	$4,951
Depreciation and amortization (incl. loss on disposal of assets)	3,819	4,620	12,279	13,983
Equity compensation expense	585	516	1,785	2,095
Reserve for potential legal liability	—	—	7,700	—
Strategic process costs	—	—	874	—
Transition costs	844	—	3,396	1,300
Other expense (income)	289	(304)	301	(390)
Income tax provision (benefit)	771	1,427	(2,383)	3,282

Adjusted Ebitda (See Note 2)	$7,134	$7,961	$20,149	$25,221

Reconciliation of core net income (See Note 3):
Net loss available to common stockholders	$(1,675)	$(711)	$(11,192)	$(2,173)
Preferred stock accretion related to redemption premium	415	406	1,238	1,213
Change in fair value of theoretical swap derivative	(36)	(649)	(555)	(1,676)
Reserve for potential legal liability, net of tax	—	—	4,736	—
Strategic alternatives process costs, net of tax	—	—	538	—
Transition costs, net of tax	436	—	2,089	823
Change in tax valuation allowance	(192)	258	(192)	358
Equity compensation expense	585	516	1,785	2,095
Amortization of intangible assets	1,135	1,348	3,767	4,633

Core net income (see Note 3)	$668	$1,168	$2,213	$5,273

Reconciliation of core net income per share:
Diluted net loss available to common stockholders	$(0.05)	$(0.02)	$(0.35)	$(0.07)
Preferred stock accretion related to redemption premium	0.01	0.01	0.04	0.04
Change in fair value of theoretical swap derivative	—	(0.02)	(0.02)	(0.05)
Reserve for potential legal liability, net of tax	—	—	0.15	—
Strategic alternatives process costs, net of tax	—	—	0.02	—
Transition costs, net of tax	0.01	—	0.07	0.03
Change in tax valuation allowance	(0.01)	0.01	(0.01)	0.01
Equity compensation expense	0.02	0.02	0.06	0.07
Amortization of intangible assets	0.04	0.04	0.12	0.15
Other, including impact of treasury method and rounding	—	—	(0.01)	(0.01)

Core net income per share	$0.02	$0.04	$0.07	$0.17

Notes:

1.	Ebitda is a non-GAAP measure we define as net income before interest, taxes, depreciation and amortization expense.
2.	We expanded our definition of Adjusted Ebitda in the first quarter of 2011. Adjusted Ebitda is now defined as net income before interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention and ORCC India start up costs), restructuring costs and other expense. Some or all of these items may not be applicable in any given reporting period.
3.	Core net income is a non-GAAP measure we define as net income available to common stockholders before the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark to market investments, preferred stock accretion related to the redemption premium, reserve for legal liability, net of tax, strategic alternatives process costs (including severance, retention and ORCC India start up costs), net of tax, transition costs, net of tax, restructuring costs, net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.